SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2003

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	0-26121	31-1626393
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(a)  Exhibits

99.1

Earnings Release dated October 15, 2003

Item 9.

Regulation FD Disclosure

On October 15, 2003, LCNB Corp. issued an earnings release announcing its financial results for the third quarter ended September 30, 2003.  A copy of the earnings release is attached as Exhibit 99.1.

Item 12.  Results of Operations and Financial Condition

On October 15, 2003, LCNB Corp. issued an earnings release announcing its financial results for the third quarter ended September 30, 2003.  A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: October 15, 2003	By: /s/ Steve P. Foster
Steve P. Foster Chief Financial Officer